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                                                                   EXHIBIT 10.15

                             SECOND LEASE AMENDMENT

THIS SECOND LEASE AMENDMENT is made as of September 29, 2000 by and between Riverside Commerce Center, L.C., a Virginia limited liability company ("Lessor") and Portfolio Recovery Associates, LLC, a Delaware limited liability company ("Lessee").

                                    RECITALS

A. By Lease dated February 12, 1999 (the "Lease"), Riverside Investors, L.C. leased to Lessee Suite 100 consisting of 35,179 rentable square feet (the "Original Premises") in a building commonly known as Riverside Commerce Center, Corporate Boulevard, Norfolk, Virginia ("the Building"), as more particularly described in said Lease.

B. By First Lease Amendment dated April 27, 1999, Riverside Investors, L.C. and Lessee modified the Building address and Lessors Services.

C. Riverside Commerce Center, L.C., a Virginia limited liability company is successor in interest to Riverside Investors, L.C., a Virginia limited liability company.

D. Lessor and Lessee desire to further modify the terms and conditions of the Lease.


NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee hereby agree as follows:

1. Expansion Premises: Effective as of November 1, 2000. Lessee shall lease an additional 4,503 rentable square feet known as Suite 200 as outlined on Exhibit A (the "Expansion Premises") for a total of 39,682 square feet (the "Total Premises").

2. Term: The term for the Expansion Premises shall be for sixty eight (68) months commencing on November 1, 2000 and expiring simultaneously with the Original Premises on June 30, 2006.

3. Rent: The monthly rent for the Expansion Premises shall be Five Thousand Seven Hundred Seventy Eight and 85/100 Dollars ($5,778.85) payable in advance on the first business day of each and every month.

4. Rent Abatement: The monthly rent for the Expansion Premises only shall be abated for the first six (6) months of the Expansion Premises term and, therefore, the rent commencement for the Expansion Premises shall be May 1, 2001.

5. Rent Escalation: The monthly rent for the Expansion Premises shall increase three percent (3%) per annum simultaneously with the Original Premises on July 1, 2001 and on July 1 annually thereafter.

6. Electricity and Gas: In accordance with paragraph 2 of the First Lease Amendment to the Lease, Lessee's electricity and gas to the Expansion Premises shall be separately metered and shall be paid directly by Lessee.



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7.      Tenant Improvements: Lessor shall provide Lessee with an allowance of
        Forty Five Thousand Thirty and No/100 Dollars ($45,030.00) ("Improvement Allowance") for tenant improvements to be constructed in accordance with the Work Letter Agreement (Exhibit B) attached hereto and incorporated herein by reference. The Improvement Allowance shall be due only during the initial term of the Lease. All costs in excess of the Improvement Allowance shall be at Lessee's cost.

8. Parking: In addition to the allotment of parking spaces outlined In paragraph 12 of the Lease, Lessee shall be entitled to thirty five (35) additional unreserved and unassigned vehicle parking spaces.

9. Right of First Refusal: Paragraph 4 of the Rider No. 1 to the Lease. Right of First Refusal, is hereby deleted in its entirety.

10. All other terms and conditions of the Lease are hereby ratified and shall remain in full force and effect. in the event of a conflict between the Second Lease Amendment, First Lease Amendment and the Lease, this Second Lease Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this agreement as of the date first written above.

LESSOR:                                 RIVERSIDE INVESTORS, L.C.,
                                        A VIRGINIA LIMITED LIABILITY COMPANY

                                By:     Robinson Development Group, Inc.
                                Its:    Manager


                                By:     /s/ ANTHONY W. SMITH
                                        ----------------------------------------
                                        Anthony W. Smith
                                Its:    Senior Vice President


LESSEE:                                 PORTFOLIO RECOVERY ASSOCIATES, LLC,
                                        A DELAWARE LIMITED LIABILITY COMPANY

                                By:     /s/ STEVEN FREDRICKSON
                                        ----------------------------------------
                                Name:   Steven Fredrickson
                                        ----------------------------------------
                                Its:    President
                                        ----------------------------------------



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